             Bancroft Convertible Fund

                       [logo]

               2001 Annual Report
               October 31, 2001

Bancroft Convertible Fund, Inc. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation -- which objectives the Company considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

                   Highlights

Performance through 10/31/01 with dividends reinvested

                                              10 Months 1 Year  5 Years 10 Years
                                              --------- ------  ------- ---------
Bancroft market value (a) ....................  1.62%     1.31% 76.98%  247.38%
Bancroft net asset value (b) ................. (5.02)    (8.68) 51.94   196.38
Closed-end convertible fund average (b) ...... (2.38)    (8.47) 34.61   165.51
S&P 500 (a) ..................................(18.87)   (24.90) 61.36   232.05
Russell 2000 (a) .............................(10.32)   (12.57) 34.86   131.48(c)
Lehman Aggregate Bond Total Return Index (b) . 10.66     14.56  47.13   113.17


Performance data represent past results and do not reflect future performance.

(a) From Bloomberg L.P. pricing service.
(b) From Lipper, Inc. Closed-End Fund Performance Analysis,
    dated October 31, 2001.
(c) Simple appreciation of index.
--------------------------------------------------------------------------------

Quarterly History of NAV and Market Price

              Net Asset Values    Market Prices (AMEX, symbol BCV)
Qtr. Ended  High    Low    Close      High    Low    Close
---------- ------  ------  ------    ------  ------  ------
Jan. 01    $27.27  $21.85  $23.16    $23.38  $18.38  $21.24
Apr. 01     23.14   20.72   22.25     21.99   19.10   20.45
Jul. 01     22.66   21.18   21.61     21.55   20.40   20.85
Oct. 01     21.76   19.84   20.72     22.35   18.70   18.75

--------------------------------------------------------------------------------

Dividend Distributions (12 Months)

Record    Payment             Capital           *Corporate
 Date      Date      Income    Gains    Total    Deduction
--------  --------   ------   -------   ------  -----------
11/23/00  12/28/00   $0.419   $3.096    $3.515      10%
 3/15/01   3/29/01    0.210     ---      0.210       6
 6/14/01   6/28/01    0.240     ---      0.240       6
 9/13/01   9/27/01    0.240     ---      0.240       6
                     ------   -------   ------
                     $1.109   $3.096    $4.205
                     ======   =======   ======

* Percentage of each ordinary income distribution qualifying for the corporate dividend received tax deduction.

TO OUR SHAREHOLDERS

The malicious terrorist acts of September 11 were aimed at America and its economic and financial infrastructure. As can be seen in the gains in the equity markets, they did not succeed in toppling our institutions. However, as evidenced by the increase in unemployment and the decrease in consumer confidence, the decline in economic activity that had begun well before September was made worse.

The economy has fallen into recession for many reasons. We believe that the very restrictive monetary policy in 2000 which helped pop the speculative bubble in internet stocks combined with the energy price rise of that year caused the recession. It is our expectation that the very expansionary monetary policy combined with the modest tax cuts passed this year and the lower energy prices will eventually boost economic activity. Provided that the war on terrorists does not take an unexpected destructive turn, 2002 should prove to be a good year.

All of the staff of the Fund sends our support and prayers to our armed forces and allies who are putting themselves in harm's way to perform the difficult task of defending our nation from those who do not believe in democracy.

The Fund's Custodian, The Bank of New York, was located just to the north of World Trade Center building 7 which collapsed on the afternoon of September 11. Although they were able to evacuate their personnel, their building was unusable. Due to their foresight, however, they had a functional back-up site north of New York City and in the next week they were able to open when the stock market reopened. The Fund's Transfer Agent, American Stock Transfer and Trust Company, has only a mailing address in Manhattan and was not directly affected by these events.

For shareholders who have access to the Internet, the Fund's website, www.bancroftfund.com, contains press releases, dividend information and daily net asset values. The Closed-End Fund Association (www.cefa.com), of which the Fund is a member, is another source of information on many closed-end funds.* Based upon data through November 30, 2001, Morningstar** has continued to rate Bancroft's performance at four stars (above average) for all periods measured on their "Quicktake Report" on their website.* Shareholders who wish a copy of the most recent report on the Fund issued by Standard and Poor's should contact us.

At its November meeting the Board of Directors declared a dividend of 38 cents per share. The entire dividend consists of undistributed net investment income. This dividend will be payable on December 27, 2001 to shareholders of record on November 29, 2001.

The 2002 annual meeting of shareholders will be held at our offices in Morristown, New Jersey on February 11, 2002. Details will be included in the Proxy Statement. All shareholders are welcome to attend and we hope to see you there.

/s/Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board

December 7, 2001

* The Closed-End Fund Association and Morningstar are solely responsible for the content of their sites.
** Morningstar is a mutual fund analysis and statistical reporting service that reports on and rates most mutual funds.

See Important Factors Regarding Forward-Looking Statements on page 13 of this report.

Largest Investment Holdings by underlying common stock

Principal
 Amount                                                                    Value       % Total
or Shares                                                                 (Note 1)    Net Assets
----------                                                              -----------   ----------
2,692,000  Sunrise Assisted Living, Inc................................ $ 2,685,270      2.8 %
            Provides a full range of personalized assisted living
            services for seniors.

    2,000  Lucent Technologies, Inc.....................................  2,314,546      2.4
            Designs, builds, and delivers a wide range of public and
            private networks, communications systems and software, and data networking systems.

2,000,000  L-3 Communication Holdings, Inc..............................  2,295,000      2.4
            A merchant supplier of sophisticated secure communication
		systems and specialized communication products. Its
	      customers include the United States Department of Defense,
	      and major aerospace and defense contractors.

2,000,000  National Data Corp..........................................   2,229,240      2.3
            Provides information services and systems to the health
            care and electronic commerce markets.

1,750,000  American Greetings Corp......................................  2,163,438      2.3
            Designs, manufactures, and sells everyday and seasonal
            greeting cards and other social expression products.

   40,000  Washington Mutual, Inc.......................................  2,076,501      2.2
            A financial services company that provides a diversified
            line of products and services to consumers and small to
            mid-sized businesses.
            (value includes that portion of the Fund's investment in
            Lehman Brothers Holdings BASES, which is attributable to
	      the issuer ($184,000))

2,000,000  Telecom Corp. of New Zealand.................................  2,040,000      2.1
            The principal supplier of telecommunications in New Zealand.
            (exchangeable from Bell Atlantic Financial Services, Inc.
             5.75% due 2003)

5,000,000  Masco Corp...................................................  2,002,950      2.1
            Manufactures, sells and installs home improvement and
            building products, with emphasis on brand name products
            and services.

2,150,000  American Express Company.....................................  1,945,750      2.0
            Through its subsidiaries, provides travel-related, financial advisory, and international banking services around the world.
            (exchangeable from Exch. Certificate 0.625% due 2005)

1,500,000  School Specialty, Inc........................................  1,797,930      1.9
            Distributes non-textbook educational supplies and furniture for grades pre-kindergarten through 12.

                                                                        -----------   ----------
           Total........................................................$21,550,625     22.5 %
                                                                        ===========   ==========

Major Industry Exposure
                              % Total
                             Net Assets
                             ----------
Health Care & Drugs........     14.1%
Telecommunications.........     12.1
Energy.....................      8.3
Cable......................      7.1
Retail.....................      6.6
Technology.................      6.4
Banking....................      4.8
Financial & Insurance......      4.5
Utilities..................      4.3
Aerospace..................      3.9
                             ----------
Total......................     72.1%
                             ==========


Major Portfolio Changes by underlying common stock
Three Months Ended October 31, 2001
                                                             Principal
                                                              Amount
                                                             or Shares
                                                             ---------
ADDITIONS
Cablevision NY Group
 (exchangeable from Equity Securities Trust I)..............    30,000
Calpine Corp................................................    29,200
Community Health Systems, Inc............................... 1,000,000
Electronic Data Systems Corp................................ 1,250,000
Johnson & Johnson (exchangeable from Alza Corp.)............ 2,000,000
L-3 Communications Holdings, Inc............................ 1,000,000
Lucent Technologies, Inc....................................     2,500
Motorola, Inc...............................................    17,500
Omnicom Group, Inc.......................................... 1,000,000
Province Healthcare Company................................. 1,000,000
Sprint PCS Group............................................    30,000

REDUCTIONS
AOL Time Warner, Inc.
 (exchangeable from Merrill Lynch & Co., Inc.).............. 1,000,000
Calpine Corp................................................    33,750
Cendant Corp................................................ 1,500,000
Citigroup, Inc.
 (exchangeable from Deutsche Bank Financial, Inc.).......... 1,000,000
Electronic Data Systems Corp................................ 1,250,000
Hewlett-Packard Co., Inc.................................... 2,000,000
J.P. Morgan Chase & Co.
 (exchangeable from JMH Finance, Ltd.)...................... 1,000,000
Johnson & Johnson
 (exchangeable from Merrill Lynch & Co., Inc.).............. 1,000,000
Jones Apparel Group, Inc.................................... 2,000,000
Omnicom Group, Inc.......................................... 1,000,000
Thermo Electron Corp........................................ 1,000,000

Portfolio of Investments October 31, 2001

 Principal
  Amount                                                                                Identified   Value
 or Shares                                                                                 Cost     (Note 1)
----------                                                                              ---------- ----------
                ADVERTISING - 2.7%
$1,500,000      Interpublic Group Cos., Inc. 1.87% 2006 cv. sub. deb. 144A (Baa1)...... $1,365,914 $1,141,875
 1,600,000      Young & Rubicam, Inc. 3% 2005 cv. sub. notes (Baa1)....................  1,639,000  1,489,424
                                                                                        ---------- ----------
                                                                                         3,004,914  2,631,299
                                                                                        ---------- ----------
                AEROSPACE - 3.9%
 1,000,000      L-3 Communications Holdings, Inc. 5.25% 2009 cv. sr. sub. notes 144A
                 (Ba3).................................................................  1,000,000  1,280,000
 1,000,000      L-3 Communications Holdings, Inc. 4% 2011 sr. sub. cv. CODES  144A *
                 (Ba3).................................................................  1,000,000  1,015,000
    20,000 shs  RC Trust I 8.25% equity security units *,** (Ba2)
                 (exch. for Raytheon Co. class B common stock).........................  1,000,500  1,140,313
   705,000      SPACEHAB, Inc. 8% 2007 cv. sub. notes 144A (NR)........................    706,450    317,250
                                                                                        ---------- ----------
                                                                                         3,706,950  3,752,563
                                                                                        ---------- ----------
                BANKING - 4.8%
    40,000 shs  National Australia Bank Ltd. 7.875% exch. capital units (A2)...........  1,038,700  1,164,000
    25,000 shs  Sovereign Capital Trust II 7.50% trust PIERS (B2)
                 (exch. for Sovereign Bancorp, Inc. common stock)......................  1,250,000  1,500,391
    35,000 shs  Washington Mutual Capital Trust PIERS units 144A (Baa1)
                 (exch. for Washington Mutual, Inc. common stock)......................  1,773,125  1,655,938
     5,000 shs  Washington Mutual Capital Trust PIERS units (Baa1)
                 (exch. for Washington Mutual, Inc. common stock)......................    268,750    236,563
                                                                                        ---------- ----------
                                                                                         4,330,575  4,556,892
                                                                                        ---------- ----------
                CABLE - 7.1%
     2,500 shs  Adelphia Communications Corp. 5.50% series D cv. pfd. (Caa1)...........    310,000    202,656
   800,000      Adelphia Communications Corp. 6% 2006 cv. sub. notes (B3)..............    766,250    567,992
 2,000,000      Bell Atlantic Financial Services, Inc. 4.25% 2005
                 euro. sr. exch. notes * (A1)(exch. for cash equiv. of Cable &
                 Wireless Communications plc & NTL, Inc. common stocks)................  2,319,652  2,045,000
 1,300,000      Comcast Corp. cv. deb. 0% 2020 (Baa3)..................................  1,055,121  1,023,750
    20,000 shs  Cox Communications, Inc. 7% FELINE PRIDES ** (Baa2)....................  1,075,600  1,040,000
   750,000      Cox Communications, Inc. 0.348% 2021 cv. sr. notes 144A (Baa2).........    521,273    528,510
    30,000 shs  Equity Securities Trust I 6.50% equity trust securities ** (NR)
                 (exch. for Cablevision NY Group Class A common stock).................  1,091,500  1,055,156
   500,000      NTL Communications Corp. 6.75% cv. sr. notes 144A (B3)
                 (exch. for NTL, Inc. common stock)....................................    500,000    225,000
     7,165 shs  UnitedGlobalCom, Inc. common stock.....................................     16,625      9,315
    19,000 shs  UnitedGlobalCom, Inc. dep. shs.
                 representing 7% series D sr. cum. cv. pfd. (C)........................  1,166,125     73,328
                                                                                        ---------- ----------
                                                                                         8,822,146  6,770,707
                                                                                        ---------- ----------
                CAPITAL GOODS - 2.3%
 1,500,000      CS First Boston, Inc. 2% 2010 sr. medium-term exch. notes * (A1)
                 (exch. for General Electric Corp. common stock).......................  1,603,298  1,288,125
 1,000,000      Hanover Compressor Co. 4.75% 2008 cv. sr. notes (Ba3)..................  1,010,000    954,700
                                                                                        ---------- ----------
                                                                                         2,613,298  2,242,825
                                                                                        ---------- ----------
                DATA-PROCESSING SERVICES - 3.8%
 1,000,000      The BISYS Group, Inc. 4% 2006 cv. sub. notes 144A (NR).................    994,375  1,046,445
 2,000,000      National Data Corp. 5% 2003 cv. sub. notes (Ba3).......................  1,992,500  2,229,240
   550,000      Online Resources & Communications Corp. 8% 2005
                 cv. sub. notes 144A (NR)..............................................    550,000    371,250
                                                                                        ---------- ----------
                                                                                         3,536,875  3,646,935
                                                                                        ---------- ----------
                ENERGY - 8.3%
    40,800 shs  Apache Corp. $2.015 dep. shs. representing ACES pfd. ** (Baa2).........  1,401,291  1,773,525
   500,000      Devon Energy Corp. 4.90% 2008 cv. sub. deb. * (BBB+)
                 (conv. into Chevron Corp. common stock)...............................    515,900    507,100
 1,000,000      Devon Energy Corp. 4.95% 2008 cv. sub. deb. * (BBB+)
                 (conv. into Chevron Corp. common stock)...............................  1,056,477  1,018,950

Portfolio of Investments October 31, 2001 (continued)

 Principal
  Amount                                                                                Identified   Value
 or Shares                                                                                 Cost     (Note 1)
----------                                                                              ---------- ----------
                ENERGY - continued
$3,300,000      El Paso Corp. 0% cv. deb. 144A (Baa2).................................  $1,540,332 $1,379,813
 1,000,000      Exchangeable Certificate Corp. 2% 2005 exch. certificates 144A
                 (Aaa)(exch. for Exxon Mobil Corp. common stock)......................     965,216    985,000
 1,050,000      Kerr-McGee Corp. 5.25% 2010 cv. sub. deb. (Baa3)......................   1,086,188  1,228,521
    30,000      Kerr-McGee Corp. 5.50% 2004 DECS ** (Baa2)
                 (exch. for Devon Energy Corp. common stock)..........................     995,625  1,101,563
                                                                                        ---------- ----------
                                                                                         7,561,029  7,994,472
                                                                                        ---------- ----------
                ENTERTAINMENT - 2.5%
 1,750,000      AOL Time Warner, Inc. 0% 2019 cv. sub. notes(Baa2)....................   1,026,947    947,118
 3,000,000      News America, Inc. 0% 2021 LYONs 144A (Baa3)
                 (exch. for ADSs representing The News Corp. Ltd. common stock).......   1,538,376  1,421,250
                                                                                        ---------- ----------
                                                                                         2,565,323  2,368,368
                                                                                        ---------- ----------
                FINANCIAL & INSURANCE - 4.5%
    15,000 shs  ACE Limited 8.25% FELINE PRIDES ** (Baa1).............................     750,000  1,096,641
     5,000 shs  Anthem, Inc. 6% equity security units *,** (Baa2).....................     250,000    284,125
 2,150,000      Exchangeable Certificate Corp. 0.625% 2005 exch. certificates
                 144A (Aaa)(exch. for American Express Company common stock)..........   2,038,011  1,945,750
 1,500,000      XL Capital, Ltd. 0% 2021 cv. deb. 144A * (A1).........................     910,710    959,063
                                                                                        ---------- ----------
                                                                                         3,948,721  4,285,579
                                                                                        ---------- ----------
                HEALTH CARE & DRUGS - 14.1%
 2,000,000      Alza Corp. 0% 2020 cv. sub. deb. (Aa1)
                 (exch. for Johnson & Johnson common stock)...........................   1,528,398  1,642,500
 1,000,000      AmerisourceBergen Corp. 5% 2007 cv. sub. notes 144A (Ba3).............   1,028,048  1,439,900
 1,000,000      Community Health Systems, Inc. 4.25% 2008 cv. sub. notes (B3).........   1,005,000    986,250
 1,000,000      Elan Finance Corporation Ltd. 0% 2018 LYONs 144A (Baa3)
                 (exch. for ADRs representing Elan Corporation, plc common stock).....     580,679    722,860
   700,000      Elan Finance Corporation Ltd. 0% 2018 LYONs (Baa3)
                 (exch. for ADRs representing Elan Corporation, plc common stock).....     509,982    506,002
 1,500,000      ICN Pharmaceuticals, Inc. 6.50% 2008 cv. sub. notes 144A (B+).........   1,514,375  1,438,125
 1,500,000      Ivax Corp. 4.50% 2008 cv. sr. sub. notes 144A (NR)....................   1,514,375  1,244,063
 1,000,000      Province Healthcare Co. 4.25% 2008 cv. sub. notes 144A (B3)...........   1,021,250    920,000
 1,315,000      Roche Holdings, Inc. 0% 2015 LYONs 144A (NR)
                 (exch. for Genentech, Inc. common stock).............................     976,096    984,606
 1,000,000      Sepracor, Inc. 7% 2005 cv. sub. deb. 144A (CCC+)......................   1,000,000    985,000
 2,692,000      Sunrise Assisted Living, Inc. 5.50% 2002 cv. sub. notes (B1)..........   2,519,165  2,685,270
                                                                                        ---------- ----------
                                                                                        13,197,368 13,554,576
                                                                                        ---------- ----------
                HOME BUILDING - 2.1%
 5,000,000      Masco Corp. 0% 2031 cv. sr. notes * (Baa1)............................   2,016,131  2,002,950
                                                                                        ---------- ----------
                MULTI-INDUSTRY - 1.9%
 2,000,000      Lehman Brothers Holdings, Inc. 0.25% 2006 BASES notes * (A2)
                 (based on the value of the performance of the 10 Uncommon
                 Values Index +)......................................................   2,036,303  1,840,000
                                                                                        ---------- ----------
                RETAIL - 6.6%
 1,750,000      American Greetings Corp. 7% 2006 cv. sub. notes 144A (BB+)............   1,750,000  2,163,438
 1,000,000      Brinker International, Inc. 0% 2021 cv. sr. deb. 144A (Baa2)..........     588,885    604,730
 1,000,000      Costco Wholesale Corp. 0% 2017 cv. sub. notes 144A (A3)...............     589,990    890,560
   750,000      Costco Wholesale Corp. 0% 2017 cv. sub. notes (A3)....................     615,099    667,920
   250,000      J.C. Penney Co., Inc. 5% 2008 cv. sub. notes 144A (Ba3)...............     250,000    247,656
 1,500,000      School Specialty, Inc. 6% 2008 cv. sub. notes 144A (B+)...............   1,510,000  1,797,930
                                                                                        ---------- ----------
                                                                                         5,303,974  6,372,234
                                                                                        ---------- ----------

Portfolio of Investments October 31, 2001 (continued)

 Principal
  Amount                                                                                Identified   Value
 or Shares                                                                                 Cost     (Note 1)
----------                                                                              ---------- ----------
                TECHNOLOGY - 6.4%
$1,000,000      Affiliated Computer Services 3.50% 2006 cv. sub. notes 144A (Baa3)...   $1,001,563 $1,221,000
 1,250,000      Analog Devices, Inc. 4.75% 2005 cv. sub. notes 144A (Baa1)...........    1,224,375  1,182,813
 1,000,000      Brooks Automation, Inc. 4.75% 2008 cv. sub. notes 144A (NR)..........      991,250    822,500
 1,500,000      CS First Boston, Inc. 1% 2006 medium-term exch. notes * (A1)
                 (exch. for Microsoft Corp. common stock)............................    1,653,561  1,368,750
    51,000 shs  CS First Boston, Inc. 10% 2002 medium-term notes ** (A1)
                 (exch. for Sun MicroSystems, Inc. common stock).....................    1,007,250    567,375
   250,000      Kulicke & Soffa Industries, Inc. 5.25% 2006 cv. sub. notes 144A (B3).      250,000    253,438
 1,150,000      Solectron Corp. 0% 2020 LYONs (Baa3).................................      503,225    468,625
   250,000      Symantec Corp. 3% 2006 cv. sub. notes 144A (NR)......................      250,000    272,188
                                                                                        ---------- ----------
                                                                                         6,881,224  6,156,689
                                                                                        ---------- ----------
                TELECOMMUNICATIONS - 12.1%
   700,000      American Tower Corp. 2.25% 2009 cv. notes (B3).......................      598,731    474,250
 4,000,000      Anixter International, Inc. 0% 2020 LYONs 144A (Ba3).................    1,128,045  1,075,000
 1,700,000      Anixter International, Inc. 0% 2020 LYONs (Ba3)......................      501,012    456,875
 2,000,000      Bell Atlantic Financial Services, Inc. 5.75% 2003 sr. exch. notes
                 144A * (A1) (exch. for cash equiv. Telecom Corp. of New Zealand
                 common stock).......................................................    2,142,681  2,040,000
 1,000,000      Exchangeable Certificate Corp. 0.25% 2006 exch. certificates 144A
                 (Aaa)(exch. for specific telephone and cable common stocks ++)......    1,000,000    882,500
   750,000      Liberty Media Corp. 3.75% 2030 sr. exch. deb. 144A * (Baa3)
                 (exch. for Sprint PCS Group common stock)...........................      824,456    438,038
     2,000 shs  Lucent Technologies, Inc. 8% redeemable cv. pfd. (B3)................    2,000,000  2,314,546
    25,000      MediaOne Group, Inc. 7% 2002 PIES ** (Baa2)
                 (exch. for ADRs representing Vodafone AirTouch plc common
                 stock)..............................................................    1,106,500    628,125
    17,500 shs  Motorola, Inc. 7% equity security units *,** (BBB+)..................      875,000    849,023
   500,000      Nortel Networks Corp. 4.25% 2008 cv. sr. notes 144A (Baa2)...........      500,000    425,625
    30,000 shs  Sprint Corp. 7.125% equity units *,** (Baa1)
                 (exch. for Sprint PCS Group common stock)...........................      750,000    703,500
 1,500,000      Tecnost International, N.V. 1% 2005 ADBs 144A (Baa2)
                 (exch. for ADRs representing Telecom Italia S.p.A. common stock)....    1,361,136  1,316,625
                                                                                        ---------- ----------
                                                                                        12,787,561 11,604,107
                                                                                        ---------- ----------
                TRANSPORTATION - 1.9%
    20,000 shs  Continental Airlines Finance Trust II 6% cv. pfd. TIDES 144A (Caa1)
                 (exch. for Continental Airlines, Inc. common stock).................    1,003,750    397,500
 1,500,000      United Parcel Service, Inc. 1.75% 2007 cash-settled cv. sr. nts.(Aaa)    1,480,000  1,424,063
                                                                                        ---------- ----------
                                                                                         2,483,750  1,821,563
                                                                                        ---------- ----------
                UTILITIES - 4.3%
   575,000      AES Corp. 4.50% 2005 cv. jr. sub. deb. (Ba2).........................      469,703    485,156
    29,200 shs  Calpine Capital Trust II 5.50% HIGH TIDES (Ba1)
                 (exch. for Calpine Corp. common stock)..............................    1,611,606  1,722,800
 1,250,000      Ogden Corp. 6% 2002 euro cv. sub. deb. (Baa3)
                 (conv. into Covanta Energy Corp. common stock)......................    1,203,035  1,234,375
   500,000      Ogden Corp. 5.75% 2002 euro cv. sub. deb. (Baa3)
                 (conv. into Covanta Energy Corp. common stock)......................      492,500    490,000
     3,750 shs  TXU Corp. equity units *,** (Baa3)...................................      187,500    187,617
                                                                                        ---------- ----------
                                                                                         3,964,344  4,119,948
                                                                                        ---------- ----------

Portfolio of Investments October 31, 2001 (continued)



 Principal                                                                              Identified     Value
  Amount                                                                                   Cost       (Note 1)
----------                                                                              -----------  -----------
                U.S. TREASURY NOTES - 0.0%
$   11,000      6.50% 3/31/02 #......................................................   $    11,244  $    11,203
                                                                                        -----------  -----------
                CORPORATE SHORT-TERM NOTES - 5.2%
 8,500,000      American Express Credit Corp. (P1)
                 (2.46% & 2.47% maturing 11/2/01 & 11/5/01)..........................     8,497,237    8,497,237
                                                                                        -----------  -----------

                Total Convertible Bonds and Notes - 70.7%............................    69,944,404   67,758,593
                Total Convertible Preferred Stocks - 18.7%...........................    18,810,697   17,964,996
                Total Common Stocks - 0.0%...........................................        16,625        9,315
                Total Corporate Short-Term Notes - 8.9%..............................     8,497,237    8,497,237
                                                                                        -----------  -----------
                Total Investments - 98.3%............................................   $97,268,963   94,230,141
                                                                                        ===========  -----------

                Other assets and liabilities, net - 1.7%.............................                  1,633,470
                                                                                                     -----------
                Total Net Assets - 100.0%............................................                $95,863,611
                                                                                                     ===========

*   Contingent payment debt instrument. See Note 1(b).
**  Mandatory convertible. See Note 1(e).
+   Ticker symbols: AA, BBBY, CEFT, CMCSK, CSCO, HDI, LMG/A, MIR, WM & WMI.
++  Ticker symbols: CSCO, CMCSK, AOL, IBM, LMG/A and WCOM.
#   Collateral for a letter of credit.


ACES        Automatically Convertible Equity Securities.
ADBs		American Depositary Bonds.
ADRs		American Depositary Receipts.
ADSs		American Depositary Shares.
BASES		Basket Adjusting Structured Equity Securities.
CODES		Contingent Debt Securities.
DECS		Debt Exchangeable for Common Stock.
FELINE      Family of Equity-Linked Income Securities.
HIGH TIDES	Remarketable Term Income Deferrable Equity Securities.
LYONs		Liquid Yield Option Notes.
PIERS		Preferred Income Equity Redeemable Securities.
PIES		Premium Income Exchangeable Securities.
PRIDES      Preferred Redeemable Increased Dividend Equity Securities.
TIDES		Term Income Deferrable Equity Securities.

Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's, a division of McGraw-Hill Companies, Inc., have been obtained from sources believed reliable but have not been audited by PricewaterhouseCoopers LLP.

The cost of investments for federal income tax purposes is $97,268,963 resulting in gross unrealized appreciation and depreciation of $4,807,024 and $7,845,846, respectively, or net unrealized depreciation of $3,038,822 on a tax cost basis.

 See accompanying notes to financial statements

Statement of Assets and Liabilities
                                                                October 31, 2001
                                                                ----------------

Assets:
 Investments at value
     (Cost $97,268,963)(Note 1)...............................  $ 94,230,141
 Cash.........................................................     1,219,843
 Receivable for securities sold...............................        52,267
 Dividends and interest receivable............................       683,679
 Other assets.................................................        23,391
                                                                ------------
 Total assets.................................................    96,209,321
                                                                ------------
Liabilities:
 Payable for securities purchased.............................       250,000
 Accrued management fee (Note 2)..............................        68,763
 Accrued expenses.............................................        26,947
                                                                ------------
 Total liabilities............................................       345,710
                                                                ------------
Net Assets....................................................  $ 95,863,611
                                                                ============
Net assets consist of:
 Undistributed net investment income..........................  $  1,735,402
 Accumulated net realized loss from investment transactions...    (2,325,506)
 Unrealized depreciation on investments.......................    (3,038,822)
 Capital shares (Note 3)......................................        46,259
 Additional paid-in capital...................................   101,034,392
 Treasury stock...............................................    (1,588,114)
                                                                ------------
Net Assets....................................................  $ 95,863,611
                                                                ============
Net asset value per share ($95,863,611/4,625,918
    outstanding shares).......................................  $      20.72
                                                                ============

Statement of Operations
For the Year Ended October 31, 2001
Investment Income (Note 1):
  Interest....................................................  $  4,820,569
  Dividends...................................................     1,281,248
                                                                ------------
    Total Income..............................................     6,101,817
                                                                ------------
Expenses (Note 2):
  Management fee..............................................       747,489
  Transfer agent and Custodian fees...........................        42,759
  Professional fees...........................................        75,453
  Directors' fees.............................................       108,700
  Reports to shareholders.....................................        36,274
  Treasurer's office..........................................        25,000
  Marketing...................................................        27,711
  Other.......................................................        81,771
                                                                ------------
    Total Expenses............................................     1,145,157
                                                                ------------
Net Investment Income.........................................     4,956,660
                                                                ------------
Realized and Unrealized Loss on Investments:
  Net realized loss from investment transactions...............   (2,328,446)
  Net decrease in unrealized appreciation of investments.......  (10,215,379)
                                                                ------------
  Net loss on investments......................................  (12,543,825)
                                                                ------------
Net Decrease in Net Assets Resulting from Operations........... $ (7,587,165)
                                                                ============

            See accompanying notes to financial statements

Statement of Changes in Net Assets
For the Years Ended October 31, 2001 and 2000
                                                                     2001          2000
                                                                 ------------   ------------

Change in net assets from operations:
  Net investment income......................................... $  4,956,660   $  4,259,870
  Net realized gain (loss) from investment transactions.........   (2,328,446)    12,738,109
  Net change in unrealized appreciation of investments..........  (10,215,379)    (1,551,756)
                                                                  -----------   ------------
   Net increase (decrease) in net assets resulting from
   operations...................................................   (7,587,165)    15,446,223
                                                                 ------------   ------------
Dividends to shareholders from:
  Net investment income.........................................   (4,913,677)    (3,249,653)
  Net realized gain on investments..............................  (12,722,368)   (10,993,470)
                                                                 ------------   ------------
   Total dividends..............................................  (17,636,045)   (14,243,123)
                                                                 ------------   ------------
Capital share transactions (Note 3)
  Value of shares issued on reinvestment of distributions.......    9,751,270      7,930,327
  Cost of shares repurchased....................................          ---     (1,588,689)
                                                                 ------------   ------------
   Change in net assets resulting from capital share
   transactions.................................................    9,751,270      6,341,638
                                                                 ------------   ------------
Change in net assets............................................  (15,471,940)     7,544,738

Net assets at beginning of year.................................  111,335,551    103,790,813
                                                                 ------------   ------------
Net assets at end of year (including undistributed net
investment income of $1,735,402 and $1,692,419, respectively)... $ 95,863,611   $111,335,551
                                                                 ============   ============

Financial Highlights
Selected data for a share of common stock outstanding:
                                                           Years Ended October 31,
                                                --------------------------------------------
Operating Performance:                             2001     2000     1999     1998     1997
                                                -------- -------- -------- -------- --------
Net asset value, beginning of year............. $  27.09 $  27.35 $  26.89 $  30.48 $  28.23
                                                -------- -------- -------- -------- --------
Net investment income..........................     1.07     1.04     0.78     0.87     0.94
Net realized and unrealized gain (loss)........    (3.23)    2.29     3.40    (0.01)    4.55
                                                -------- -------- -------- -------- --------
  Total from investment operations.............    (2.16)    3.33     4.18    (0.86)    5.49
Less Distributions:
Dividends from net investment income...........    (1.11)   (0.80)   (0.78)   (0.88)   (0.93)
Distributions from realized gains..............    (3.10)   (2.90)   (2.94)   (3.57)   (2.31)
                                                -------- -------- -------- -------- --------
  Total distributions..........................    (4.21)   (3.70)   (3.72)   (4.45)   (3.24)
Capital share repurchases......................      ---     0.11      ---      ---      ---
                                                -------- -------- -------- -------- --------
Net asset value, end of year................... $  20.72 $  27.09 $  27.35 $  26.89 $  30.48
                                                ======== ======== ======== ======== ========
Market value, end of year...................... $  18.75 $  22.63 $  22.25 $  26.75 $  26.81

Total Net Asset Value Return(a)................  (8.68)%   13.62%   16.36%    3.16%   21.18%
Total Investment Return(b).....................    1.31%   20.63%  (2.96)%   18.17%   28.19%
Ratios/Supplemental Data:
Net assets, end of period ($000's).............   95,864  111,336  103,791   93,433   96,187
Ratio of expenses to average net assets........     1.1%     1.1%     1.1%     1.1%     1.2%
Ratio of net investment income to
  average net assets...........................     4.9%     3.8%     3.0%     3.1%     3.3%
Portfolio turnover rate........................      83%      93%      72%      55%      71%

(a)Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.

(b)Assumes valuation of the Fund's shares at market price and reinvestment of dividends at actual reinvestment price.

                   See accompanying notes to financial statements

Notes to Financial Statements

1.  Significant Accounting Policies
Bancroft Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

(a)  Security Valuation
Investments in securities traded on a national securities exchange are valued at market using the last reported sales price as of the close of regular trading. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean between reported bid and asked prices as of the close of regular trading. Where no closing prices are available, value is determined by management, with the approval of the Board of Directors.

(b)  Securities Transactions and Related Investment Income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as "contingent payment debt instruments," Federal tax regulations require the Fund to record non-cash, "contingent" interest income in addition to interest income actually received. Contingent interest income amounted to 22 cents per share for the year ended October 31, 2001. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to ordinary income for tax purposes. At October 31, 2001 there were unrealized gains of approximately 7 cents per share on contingent payment debt instruments.

(c)  Federal Income Taxes
It is the policy of the Fund to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

(d)  Dividends and Distributions to Shareholders
The liability for dividends and distributions payable is recorded on the ex-dividend date.

(e)  Market Risk
It is the Fund's policy to invest the majority of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock. The market value of those securities was $10,426,962 at October 31, 2001, representing 10.9% of net assets.

2.  Management Fee and Other Transactions with Affiliates
The management fee is paid to the investment adviser, Davis-Dinsmore Management Company (the "Adviser"). The contract provides for payment of a monthly advisory fee, computed at an annual rate of 3/4 of 1% of the first $100,000,000 and 1/2 of 1% of the excess over $100,000,000 of the Fund's net asset value in such month.

The Adviser furnishes investment advice, office equipment and facilities, and pays the salaries of all executive officers of the Fund, except that the costs associated with personnel and certain non-personnel expenses of the office of the Treasurer, up to a maximum of $25,000 a year, are reimbursed by the Fund. Such reimbursements amounted to $25,000 for the year ended October 31, 2001. The officers of the Fund are also directors, officers or employees of the Adviser, and are compensated by the Adviser.

3.  Capital Stock
At October 31, 2001 there were 4,625,918 shares of $.01 par value common stock outstanding, (9,000,000 shares authorized). During the years ended October 31, 2001 and 2000, 516,626 shares and 390,415 shares were issued in connection with reinvestment of dividends from net investment income and capital gains, resulting in an increase in paid-in capital of $9,751,270 and $7,930,327 respectively. In 2000, 75,900 capital shares were purchased for $1,588,689. The amount paid averaged 22% less than the net asset value of the shares.

A distribution of $.38 per share, derived from net investment income, was declared on November 19, 2001, payable December 27, 2001 to shareholders of record at the close of business on November 29, 2001.

4.  Portfolio Activity
Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $77,728,548 and $87,396,508, respectively, for the year ended October 31, 2001.

Report of Independent Accountants

To the Shareholders and Board of Directors of Bancroft Convertible Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets, and the financial highlights, present fairly, in all material respects, the financial position of Bancroft Convertible Fund, Inc. (the "Fund") at October 31, 2001, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 16, 2001

Miscellaneous Notes

Automatic Dividend Investment and Cash Payment Plan

Shareholders may participate in our reinvestment plan whereby all dividends and distributions are automatically invested in additional Bancroft shares at the lower of market price or net asset value. When the market price is lower than net asset value, American Stock Transfer & Trust Company (the "Agent") will take your dividends in cash, combine them with those of other Plan participants, and purchase shares in the market and thereby take advantage of the lower commissions on larger purchases. There is no other charge for this service. When the net asset value is lower than the market price, the participant will receive shares issued by the Fund at net asset value. When the Fund makes dividends and distributions payable in cash or at the option of all stockholders in common stock, a participant will receive shares of common stock issued by the Fund.

Plan participants may also voluntarily send cash payments of between $25 to $5,000 per month to the Agent, to be combined with the funds of other participants, to purchase additional Bancroft shares in the open market. You pay only a service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be credited and held by the Agent in your dividend reinvestment account.

At any time, you may instruct the Agent to sell all or any portion of your account. Also, you may deposit with the Agent any Bancroft stock certificates you hold, for a one-time fee of $7.50 plus brokerage commissions.

All registered shareholders are eligible to join the Plan. If your shares are held by a broker or other nominee and you wish to participate, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker's "street name" and re-registered in your own name. For further information please call American Stock Transfer & Trust Company at
(800) 937-5449.

To join the Plan, fill out and mail the form located on pages 15 and 16 of this report.
------------------------------------------------------------------------------
Important Factors Regarding Forward-Looking Statements

Information contained within the letter to Shareholders constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements which reflect the intent, belief or expectations of the Fund and its management regarding the anticipated effect of events, circumstances and trends should be considered forward-looking statements. These forward-looking statements are not guarantees of future performance and there are a number of meaningful factors which could cause the Fund's results to vary materially from those indicated by any such statements. Factors which could cause actual results to differ from expectations include, among others, changes in the Federal Reserve Board's monetary policy, a decline in economic activity, increasing interest rates or tax rates, military action and acts of terrorism, rising energy prices, increased unemployment, a prolonged recession, declining consumer confidence, increased volatility of securities in general as well as those purchased by the Fund, changes to foreign and domestic markets in general or changes to the market for convertible securities.

Notice of Privacy Policy

The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Bancroft shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund's transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our stockholders or former stockholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Please direct any questions concerning your account to: American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038
(800)937-5449.
------------------------------------------------------------------------------
Visit us on the Internet at www.bancroftfund.com. The site provides information about the Fund including daily net asset values (NAV), historical dividends and press releases, as well as information about Davis-Dinsmore Management Company, the Fund's adviser. In addition you can email us at info@bancroftfund.com.
------------------------------------------------------------------------------
Bancroft is a member of the Closed-End Fund Association (CEFA). Its website address is www.cefa.com. CEFA is solely responsible for the content of its website.
------------------------------------------------------------------------------
Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of Bancroft Convertible Fund, Inc. Common Stock from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund.
Nothing herein shall be considered a commitment to purchase such shares.

Bancroft Convertible Fund, Inc.
Automatic Dividend Investment Plan
Plan and Authorization Form

American Stock Transfer & Trust Company
P.O. Box 922, Church Street Station
New York, NY 10269-0560

I hold stock certificates, registered in my name, for....................
shares of Common Stock of Bancroft Convertible Fund, Inc.(the "Company").

I wish to invest all the dividends and distributions paid by the Company on my shares automatically in additional shares from the date hereof until this arrangement is terminated as stated below.

Authorization
You are authorized to act as my agent as follows:

A. Establish an Account in my name.

B. Take into my Account all dividends and distributions paid by the Company on all its Common Stock held in my name now or in the future and on all additional shares of the Company (including fractions) held by you in my Account.

C. Whenever the Company declares a dividend or distribution payable in cash or, at the option of all its shareholders, in Common Stock of the Company, take the dividend or distribution in Common Stock issued at the lower of market price or net asset value as determined on the fifth trading day preceding the payment date.

D. Whenever the Company declares a dividend or distribution payable in cash or, at the option of the shareholders for whom you act as agent under the Plan, in the Company's Common Stock:

	1. Take the dividend or distribution in Common Stock issued at net asset value as determined by the Company as of the close of business on the fifth trading day preceding the date of payment if such net asset value is equal to or lower than:
		a. the asked price of the Company's Common Stock in the over-the-counter market, as reported by the National Quotation Bureau on that trading day, if the Common Stock is not listed on a national securities exchange; or
		b. the closing market price of the Common Stock on a national securities exchange on that trading day plus brokerage commissions, if the Company's Common Stock is listed on such exchange.

	2. Take the dividend or distribution in cash and add it to my Account if the asked or closing market price of the Common Stock on the fifth trading day preceding the date of payment is lower than the net asset value as determined by the Company as of the close of business on such trading day.

E. As soon as practicable after each cash payment is made to my Account, use the funds in my Account to buy in the over-the-counter market or on a national securities exchange, as the case may be, as many additional full shares of the Company's Common Stock as possible, plus a fractional interest in one share computed to three decimal places.

F. You may mingle the cash in my Account with similar funds of other shareholders of the Company for whom you act as agent under the Plan. The cost of the shares and fractional interest you buy for my Account in connection with a particular dividend or distribution shall be determined by the average cost per share, including brokerage commission, of all shares bought by you for all shareholders for whom you act under the Plan in connection with that dividend or distribution.

G. Whenever you receive or purchase shares or fractional interests for my Account, you will send me confirmation of the transaction as soon as practicable. You will hold such shares and fractional interests as my agent in your name or the name of your nominee. Do not send me stock certificates for full shares until I so request in writing or until my Account is terminated as stated below. You will vote any shares so held for me in accordance with any proxy returned to the Company by me in respect of the shares of which I am a record owner.

H. I understand that there is presently no service charge for your serving as my agent and maintaining my Account. You may, however, charge me for extra services performed at my request. I further understand that the Company reserves the right to amend the Plan in the future to impose a service charge. You will be liable only for willful misconduct or gross negligence in acting as my agent under the Plan.
                             (over)

Name and Address
My name as shown on my Common Stock certificate or certificates
(including all names if more than one) and my address are as follows:

Please Print:

NAME OR NAMES...........................................................
                (print names exactly as on stock certificate)

NUMBER AND STREET.......................................................

CITY, STATE AND ZIP CODE................................................

SOCIAL SECURITY NUMBER..................................................

Stock Certificates
I understand that if I hold more than one Common Stock certificate registered in similar but not identical names or if more than one address is shown for me on the Company's Common Stock records, all my shares of Common Stock must be put into the same name and address prior to signing this authorization if all of them are to be covered by one Account. I understand that additional shares subsequently acquired by me otherwise than through the Plan will be covered by my Account if and when they are registered in the same name and address as the shares in my Account.

Income Tax
I understand that participation in the Plan for automatic investment of dividends and distributions does not relieve me of any income tax which may be payable by me on such dividends and distributions.

Amendments and Change of Agent
1. I understand that the Company may amend the terms of the Plan and reserves the right to change the agent which acts for all participants in the Plan at any time by giving written notice thereof to each participant at his address as shown on your records. Any such change shall be effective as to all dividends and distributions payable to shareholders of record on any date more than 30 days after mailing of such notice.

2. In connection with any dividend or distribution, I understand that the Company will change the price at which shares of its Common Stock are issued to participants in the Plan if the net asset value of the shares is less than 95% of the fair market value of such shares on the fifth trading day preceding the payment date of any distribution of net investment income or net capital gain, unless the Board obtains a legal opinion from independent counsel that the issuance of shares at net asset value under these circumstances will not have a material adverse effect upon the federal income tax liability of the Company.

3. The Board may not authorize issuance of shares offered to Plan participants only, if such issuance is at a price less than net asset value, without the prior specific approval of the Company's stockholders or of the Securities and Exchange Commission.

Termination
I may terminate this authorization and my Account at any time by delivering written notice to you, such termination to be effective as to all dividends and distributions payable to shareholders of record on any date more than 15 days after receipt of such notice by you. I understand that you or the Company may terminate all authorizations for any reason at any time by sending written notice addressed to participants at their addresses as shown on your records, such termination to be effective as to all dividends and distributions payable to shareholders of record on any date more than 30 days after mailing of such notice. I understand you will terminate my Account if you are informed of the transfer of all shares of the Company's Common Stock registered in my name. Following the date of termination, you shall send me at my address shown on your records a stock certificate or certificates for the full shares held by you in my Account and a check for the value of any fractional interest in my Account based on the market price of the Company's Common Stock on that date.

Signature(s)..................................Date......................
(if shares are in more than one name, all must sign.)


            ............................................................
                          (over)

Board of Directors
GORDON F. AHALT             Petroleum Consultant
WILLIAM A. BENTON           Retired Stock Exchange Specialist
ELIZABETH C. BOGAN          Senior Lecturer in Economics at Princeton
                            University
THOMAS H. DINSMORE, C.F.A.  Chairman of the Board of Bancroft
DONALD M. HALSTED, JR.      Investor
GEORGE R. LIEBERMAN         Retired Advertising Executive
DUNCAN O. MCKEE             Retired Attorney
JANE D. O'KEEFFE            President of Bancroft
NICOLAS W. PLATT            Public Relations Executive

Officers
THOMAS H. DINSMORE          Chairman of the Board
JANE D. O'KEEFFE            President
SIGMUND LEVINE              Senior Vice President and Secretary
H. TUCKER LAKE              Vice President, Trading
GERMAINE M. ORTIZ           Vice President
GARY I. LEVINE              Treasurer and Assistant Secretary
MERCEDES A. PIERRE          Assistant Treasurer
------------------------------------------------------------------------------
Internet
www.bancroftfund.com
email: info@bancroftfund.com

Investment Adviser
Davis-Dinsmore Management Company
65 Madison Avenue, Morristown, NJ 07960-7308
(973)631-1177

Shareholder Services and Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(800) 937-5449
www.amstock.com

Common Stock Listing
American Stock Exchange Symbol: BCV

Bancroft Convertible Fund, Inc.
65 MADISON AVENUE
MORRISTOWN, NEW JERSEY 07960
www.bancroftfund.com

[logo] Printed on recycled paper